Exhibit 10.26

CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

STRATEGIC OEM AGREEMENT

This Strategic OEM Agreement (“Agreement”) is between Akeena Solar, Inc., a Delaware corporation, (“Akeena Solar”) and its wholly-owned subsidiary Andalay Solar, Inc., a California corporation (“Andalay”), each having a principal place of business at 16005 Los Gatos Blvd., Los Gatos, CA 95032 (Akeena Solar and Andalay collectively “Akeena”) and Enphase Energy, a Delaware corporation, with its principal place of business at 2011 1st Street, Suite 300, Petaluma, CA 94952 (“Enphase”, and, together with Akeena, the “Parties”, each individually a “Party“).  This Agreement is effective from January 31, 2009 (“Effective Date”).

PURPOSE

WHEREAS, Enphase has proprietary micro-inverter technology and related products and components;

WHEREAS, Akeena desires Enphase to supply and manufacture Enphase’s micro-inverters and related components (the “Enphase Products”) for integration into Akeena’s proprietary Andalay solar panels;

WHEREAS, Akeena will [***] enable Enphase’s micro-inverters to be combined with Akeena’s proprietary solar modules;

WHEREAS, Akeena will sell the Andalay solar panels which integrate Enphase Product(s) (“Combined Products”) to end users;

WHEREAS, each Party desires to adapt its product to become compatible with the other’s technology while retaining all IP ownership rights and derivatives thereof in its own technology and products;

WHEREAS, Akeena and Enphase have discussed the pricing and other terms and conditions related to Akeena’s purchase of Enphase Products, as well as the Parties’ combined efforts to develop the Combined Product for commercialization by Akeena; and

WHEREAS, the Parties intend that this Agreement will govern their relationship and all Purchase Orders by Akeena for Enphase Products, as further described herein.

 [***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

NOW, THEREFORE, the Parties hereby agree as follows:

AGREEMENT

SECTION 1.0  – Definition

Capitalized terms are defined in Attachment 1.

SECTION 2.0  – Cooperative Efforts

2.1 During the term of this Agreement, both Parties agree to:

(a) Work collaboratively in communicating with standards organizations (UL, NEC) and local permitting jurisdictions to explain the safety and reliability benefits of AC solar modules with integrated racking, wiring and grounding; and

(b) Work independently and collaboratively to [***] become compatible for an optimum Combined Product.

2.2 The cooperative efforts of each of the Parties described in this Section 2 are a material element of this Agreement.

SECTION 3.0  - Purchase and Supply

3.1 Enphase agrees to supply, and Akeena agrees to purchase (or to have Authorized Purchasers purchase) the Enphase Products described in Attachment 2 in the manner described in Attachment 2.  All Purchase Orders, whether placed by Akeena or other Authorized Purchasers, will be subject to the terms and conditions of this Agreement, including the terms set forth in Attachments 2-6.

3.2 Except as otherwise expressly set forth herein, nothing in this Agreement, in any Akeena forecast, or in any prior discussions or agreements between the Parties will give rise to an obligation to place any Purchase Orders.

SECTION 4.0  – Exclusivity

4.1 [***].

4.2 Each Party understands and agrees that a material breach of this Section 4 that remains uncured for more than thirty (30) days shall entitle Akeena to seek equitable relief, including injunction and specific performance, as a remedy for any such uncured material breach.

SECTION 5.0  – Pricing; Shipment Terms

 [***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SECTION 6.0

6.1 [***].

6.2 [***].

6.3 [***].

6.4 [***].

6.5 [***].

6.6 [***].

SECTION 7.0  - Supply and Purchase Obligation

[***]. Enphase will acknowledge all Purchase Orders and confirm the Delivery Date within seven (7) business days after they are placed in accordance with this Agreement.  Enphase will ship all Enphase Products in accordance with each Purchase Order on or before the Delivery Date.  If a shipment of Enphase Products will be delayed by more than one day, Enphase will promptly notify Akeena. [***].

SECTION 7.0  – Energy Management and Monitoring Services

[***].

SECTION 8.0 - Cancellations and Flexibility

Akeena and other Authorized Purchasers may only cancel or revise Purchase Orders as set forth in Attachment 4.

SECTION 9.0  – Payment Terms

The terms of the payment obligations under this Agreement are set forth in Attachment 5.

SECTION 10.0  - Independent Efforts and Similar Products

Nothing in this Agreement will impair Akeena’s right to develop, manufacture, purchase or use products or services competitive with those offered by Enphase, and except as otherwise stated in Section 4, nothing in this Agreement will impair Enphase’s right to develop, manufacture, commercialize or otherwise exploit Enphase Products or similar products of Enphase or any third party.

SECTION 11.0  - Confidentiality

The terms, conditions and existence of the Agreement and related negotiations and activities will be considered confidential information of each Party governed by the terms of the mutual confidentiality agreement between them dated September 3, 2008.

 [***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SECTION 12.0  - Term and Termination

  12.1 This Agreement and the obligations of the Parties will continue in effect until expiration or termination of this Agreement, as set forth in this Section 12.

  12.2 [***]. A Party will have “cause” to terminate this Agreement only if it shows:  1) the other Party is or becomes insolvent or unable to pay its debts as they mature in the ordinary course of business;  2) the other Party made an assignment for the benefit of creditors or a receiver is appointed to take charge of all or any part of the Party’s assets or business;  3) the other Party becomes the subject of a bankruptcy or reorganization proceeding, whether voluntary or involuntary and such proceeding is not dismissed or stayed within sixty (60) days; or 4) the other Party breached any covenants, agreements, representations or warranty contained herein in any material respect or defaults or fails to perform any of its obligations or agreements hereunder in any material respect, which violation, default or failure is not cured within thirty (30) days after the breaching Party’s receipt of written notice of such breach provided by the non-breaching Party; provided, however, that if such breach is not reasonably capable of cure within thirty (30) days, but such breach is reasonably capable of cure within sixty (60) days, after the breaching Party’s receipt of notice of such breach, then the breaching Party shall be afforded sixty (60) days to cure said breach if the breaching Party commences to remedy the breach within thirty (30) days after the breaching Party’s receipt of written notice thereof and thereafter diligently pursues such remedy until such breach is fully cured.

  12.3 Upon the expiration or termination of this Agreement:

(a)           [***].

(b)           [***].

(c)           [***].

(d)           [***].

SECTION 13.0 - Disputes

If there is a dispute between the Parties arising under this Agreement, the Parties agree to escalate the matter for discussion and resolution by designated members of their senior management teams.  If these designated members are unable to resolve the matter within a reasonable period of time, not to exceed sixty (60) days, then the Parties will seek to resolve the dispute through a full day, non-binding mediation conducted in Santa Clara County or San Francisco County or Sonoma, California.  If the Parties are unable to resolve the dispute during such mediation, then either Party may commence litigation in the state or federal courts.  Either Party may seek equitable relief in order to protect its confidential information or intellectual property at any time (without first attempting to resolve the dispute as described above).  If any arbitration or other proceeding, or any action at law or in equity is commenced by either Party to enforce or interpret the terms of this Agreement, the prevailing Party in such proceedings or action (after appeal, if any) shall be entitled to recover from the unsuccessful Party its reasonable attorneys’ fees, costs and necessary disbursements, in addition to any other relief to which it may be entitled.

 [***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SECTION 14.0  - Governing Law

This Agreement and the rights and obligations of the Parties will be governed by and construed and enforced in accordance with the laws of the State of California as applied to agreements entered into and to be performed entirely within California, without regard to conflict of law principles.

SECTION 15.0  - Indemnification

  15.1 General Indemnity.

(a) [***].

(b) [***].

  15.2 Intellectual Property Indemnification.

(a) [***].

(b) [***].

(c) [***].

(d) [***].

  15.3 [***].

  15.4 [***].

SECTION 16.0  – Warranty

  16.1 OEM Product Warranty.  [***].

  16.2 Product Warranty Remedy.  [***].

  16.3 Other Obligations and Warranties.

(a) Regulatory Compliance.  [***].

(b) Import/Export Requirements.  [***].

(c) Formation, Good Standing and Authority.  [***].

(d) No Conflict.  [***].

(e) Consents and Approvals.  [***].

(f) Warranty Disclaimer.  [***].

 [***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SECTION 17.0 - LIMITATION OF LIABILITY

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR INCIDENTAL, CONSEQUENTIAL, INDIRECT, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES (INCLUDING LOST PROFITS (WHETHER ACTUAL OR ANTICIPATED), LOST SAVINGS, LOSS BY REASON OF SHUTDOWN OR NON-OPERATION; INCREASED EXPENSE OF OPERATION, BORROWING OR FINANCING; LOSS OF USE OR  PRODUCTIVITY; AND INCREASED COST OF CAPITAL) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SUPPLY, SALE OR DELIVERY OR PURCHASE OF PRODUCT HEREUNDER, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND, REGARDLESS OF WHETHER ANY SUCH CLAIM ARISES OUT OF BREACH OF CONTRACT, GUARANTY OR WARRANTY, TORT, PRODUCT LIABILITY, INDEMNITY, CONTRIBUTION, STRICT LIABILITY OR ANY OTHER LEGAL THEORY.  EACH PARTY HEREBY RELEASES THE OTHER FROM ANY SUCH LIABILITY.  THE FOREGOING LIMITATION OF LIABILITY SHALL REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF WHETHER A PARTY’S REMEDIES HEREUNDER ARE DETERMINED TO HAVE FAILED THEIR ESSENTIAL PURPOSE.  IN NO EVENT SHALL EITHER PARTY’S [***], EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND, REGARDLESS OF WHETHER ANY SUCH LIABILITY ARISES OUT OF BREACH OF CONTRACT, GUARANTY OR WARRANTY, TORT, PRODUCT LIABILITY, INDEMNITY, CONTRIBUTION, STRICT LIABILITY OR ANY OTHER LEGAL THEORY, EXCEPT WITH RESPECT TO ANY SUCH LIABILITY ARISING UNDER: [***].

SECTION 18.0  - Notices

Notices under this Agreement must be in writing and will be deemed given when actually received if delivered by courier with written proof of delivery, or ten (10) days after being sent by first class mail, return receipt requested, to the other Party at the address below:

For notices to Akeena:
To the address set forth on page 1: Attention: General Counsel

For notices to Enphase:
To the address set forth on page 1: Attention:  Jude Radeski

A Party may change its address by giving the other written notice as described above.

SECTION 19.0  – No Assignment

[***].

 [***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SECTION 20.0  – Insurance

Each Party will maintain workers’ compensation and comprehensive general liability insurance (including product liability coverage) for claims for damages because of bodily injury or death and property damage in amounts sufficient to cover its obligations under this Agreement.

SECTION 21.0  - Party Relationship

Nothing contained in this Agreement shall be construed to make either Party the agent for the other for any purpose, and neither Party hereto shall have any right whatsoever to incur any liabilities or obligations on behalf of or binding upon the other Party.  Each Party is an independent contractor and nothing contained herein shall be construed as constituting any relationship between the Parties other than that of purchaser and seller, nor shall it be construed as creating any relationship whatsoever between Akeena and Enphase, including employer/employee, partners or joint venture parties.

SECTION 22.0  – Agreement Interpretation

Preparation of this Agreement has been a joint effort of the Parties and the resulting document shall not be construed more severely against one of the Parties than against the other.  Any rule of construction that ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement, or any amendments hereto.

SECTION 23.0  - Force Majeure

Neither Party shall be responsible for any failure or delay in the performance of this Agreement resulting from causes beyond its reasonable control and which, with the exercise of due diligence or reasonable business practices, could not reasonably have been prevented, avoided or removed by such Party, and does not result from such Party’s negligence or the negligence of its agents, employees or subcontractors, including, but not limited to, unforeseeable events such as acts of God, acts of foreign and/or domestic governmental authorities, war, terrorism, court order, riots, natural disasters, fire, labor strikes, lockouts, and trade associations or any other agency having control over export or import provided that: (i) the Party affected by such event, as soon as reasonably practical after obtaining knowledge of the occurrence of the claimed event, gives the other Party prompt oral notice, followed by a written notice, fully describing the particulars of the occurrence; (ii) the suspension of performance is of no greater scope and of no longer duration than is required by the event; and (iii) the Party affected by such event uses reasonable efforts to mitigate or remedy its inability to perform as soon as reasonably possible.
SECTION 24.0  - Severability

If a court of competent jurisdiction holds that any provision of this Agreement is invalid or unenforceable, the remaining provisions will remain in full force and effect, and the Parties (to the extent practicable) will replace the invalid or unenforceable provision with a valid and enforceable provision that achieves the original intent and economic effect of the Agreement.

 [***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SECTION 25.0  - Waiver and Construction

Failure to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision.  Section headings are for convenience only and are not to be considered in construing or interpreting this Agreement.  References to “Pages,” “Sections,” and “Attachments” are references to pages and sections of and attachments to this Agreement.  The word “herein” and words of similar meaning refer to this Agreement in its entirety and not to any particular Section or provision.  The word “Party” means a Party to this Agreement and the phrase “third party” means any person, partnership, corporation, or other entity not a Party to this Agreement.  The words “agrees to”, “will” and “shall” are used in a mandatory, not a permissive, sense, and the word “including” is intended to be exemplary, not exhaustive, and will be deemed followed by “without limitation.”

SECTION 26.0  - Entire Agreement

This Agreement, including any Attachments and any other documents referenced herein, all of which are incorporated herein by reference, constitute the entire understanding and agreement of the Parties, whether written or oral, with respect to the subject matter of this Agreement and supersede all prior and contemporaneous agreements or understandings between the Parties with respect such subject matter with the express exception of the Parties’ previously executed nondisclosure agreements.  Any different or additional terms and conditions in a Purchase Order (other than the quantity and ship to location), purchase order acknowledgment, on a web site, or otherwise, will be of no force or effect and will not become part of this Agreement unless accepted in a written amendment signed by both Parties.

SECTION 27.0  - Amendments

This Agreement may not be amended or modified except by a written amendment signed by authorized signatories of both Parties.  To the extent any terms and conditions of the Agreement conflict with the terms and conditions of any invoice, Purchase Order or purchase order acknowledgment, the terms and conditions in the Agreement will control.

SECTION 28.0  – Counterparts

This Agreement may be executed by original or facsimile signature in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

SECTION 29.0  – Survival of Terms

All provisions of this Agreement that are expressly or by implication to come into or continue in force and effect after the expiration or termination of this Agreement shall remain in effect and be enforceable following such expiration or termination.  Except where specifically stated to the contrary herein, all remedies of the Parties are in addition to, and not in lieu of, any other remedies a Party would have in law, equity or otherwise.

SECTION 30.0  – Headings and Titles

The captions and headings of the paragraphs have been inserted as a matter of convenience and reference only and shall not control or affect the meaning or construction of this Agreement.

 [***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in duplicate originals by their duly authorized representatives.

Akeena Solar, Inc.		Enphase Energy

By:		By:

Title:	CEO	Title:

Date:		Date:

Andalay Solar, Inc.

By:

Title:

Date:

 [***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Attachment 1
Definitions

Whenever capitalized in this Agreement:

“Affiliate” means, with respect to either Party, any other party that directly or indirectly controls, or is controlled by, or is under common control with such Party.  For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of such Party through the ownership of voting securities.

“Authorized Purchaser” means Akeena, any of its wholly-owned subsidiaries, and any of its contract manufacturers, original equipment manufacturers or other third parties contractually bound to Akeena and authorized by Akeena to purchase Enphase Products; provided that, with respect to each “Authorized Purchaser,” all purchased Enphase Products shall be used only for integration into Combined Products which shall be sold only by Akeena.  The name and contact information for each Authorized Purchaser shall be delivered to Enphase in writing.

“Delivery Date” means the date specified in a particular Purchase Order for EXW delivery of Enphase Products, as further described in Attachment 4.

“Enphase Products” means the Enphase Products specifically described in Attachment 2.

“End Use Customer” means an individual or entity that acquires the Combined Product from Akeena or other Authorized Purchaser.

“Combined Products” means the Andalay solar panels with integrated Enphase micro-inverters and other parts, ready for delivery to end users that acquire such “Combined Products.”

“Purchase Order” means written orders for Enphase Products placed by Akeena or other Authorized Purchaser in accordance with this Agreement.

 [***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Attachment 2
Pricing

The Enphase Products to be supplied by Enphase pursuant to this Agreement are as described below, and the purchase prices for such Enphase Products ordered by Akeena and its Authorized Purchasers will be as set forth below [***].

Product	Price	Availability
Micro-inverters
[***]	[***]	[***]
Other Components and Services
[***]	[***]	[***]

 [***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Attachment 3
Forecasts; Purchase Orders

Two Year Forecast

Akeena and other Authorized Purchasers will purchase a minimum of [***] (in aggregate) per calendar year of the Enphase Products (which may be a combination of Versions 1 and 2, as defined in Attachment 2) over a two (2) consecutive calendar year period beginning in January of 2009.  Akeena shall have the option to increase this minimum purchase commitment amount by up to [***] in its sole discretion (for a maximum annual minimum purchase commitment of [***]).

Purchase Orders; Quarterly Forecasts

[***]

 [***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Attachment 4
Purchase Orders

[***].

 [***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Attachment 5
Payments Terms

Payment Terms

[***].

 [***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Attachment 6

Cancellation Notice

Date

[XX]

Dear Sir/Madam;

Akeena confirms that they are canceling the following Enphase Product Orders:

PO #	Product	Quantity	Price	Cancellation Credit	Extended Price

Total Amount

 [***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.